EXHIBIT 99.1

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Agreement”) is made this 29th day of December, 2015 (the “Termination Effective Date”) by and among BTND, LLC, a Colorado limited liability company (“BTND”), each of the members of BTND as of April 5, 2015 (the “Members”), Pretoria Resources Two, Inc., a Nevada corporation (“Pretoria”), BTND Merger Sub LLC, a Colorado limited liability company and wholly-owned subsidiary of Pretoria (“Merger Sub”), and Titan Asset Advisors, LLC, a Delaware limited liability company, solely as to the provisions of Section 7.09 of the Agreement (“Titan”). BTND, each of the Members, Pretoria and Titan are referred to herein as a “Party” or collectively as the “Parties”. Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Agreement and Plan of Merger dated as of April 6, 2014, by and among the Parties (as amended by Amendment No. 1. thereto dated as of April 14, 2015, the “Merger Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to the Merger Agreement, Merger Sub acquired all of the outstanding Membership Interests from the Members in exchange for shares of the common stock, par value $0.0001 per share (“Common Stock”), of Pretoria (the “Transaction” and the shares of Common Stock issued in favor of the Members, the “Shares”); and

WHEREAS, as further consideration for the Transaction, BTND executed a promissory note in favor of Titan in the principal amount of $1,060,000 dated April 15, 2015 (the “Note”); and

WHEREAS, after giving effect to the Transaction, BTND became a wholly-owned subsidiary of Pretoria; and

WHEREAS, the Members desire to unwind the Transaction, as provided by Section 10.01 of the Agreement;

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Termination of Agreements. Upon the execution and delivery of this Agreement by each of the Members, each of the agreements (each, a “Terminated Agreement” and, collectively, the “Terminated Agreements”) shall terminate in its entirety and shall be of no further force and effect without any further action by any party hereto or any other Person and no party to any Terminated Agreement or other Person shall have any further rights or obligations thereunder whatsoever, all effective upon the Termination Effective Date:

(a) the Merger Agreement; and

(b) the Note.

Without limiting the generality of the foregoing, each provision of the Terminated Agreements shall terminate and no party to any Terminated Agreement or any other Person shall have any further rights or obligations thereunder after the Termination Effective Date notwithstanding any provision in any of the Terminated Agreements that any such right or obligation thereunder shall survive the termination or expiration of such Terminated Agreement.

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2. Return of Consideration and Cancellation of Note.

(a) Simultaneously with the execution of this Agreement, the Members are returning to Pretoria the Shares and Pretoria is returning to the Members their relative Membership Interests in BTND. To effect such return, simultaneously with the execution of this Agreement each of the Parties will execute and deliver an Assignment of Interest in the form of Exhibit A attached hereto pursuant to which the entire membership interest in BTND will be transferred and assigned by BTND to the Members (the “Assignment of Interest”). The Members hereby relinquish any right to receive any merger consideration pursuant to the Merger Agreement, including the Shares, and agree that all indicia of the Merger Shares in favor of the Members on the transfer books of Pretoria, if any, shall be cancelled without any further action by the Members.

(b) Titan hereby cancels the Note and forever discharges BTND and the Members from any obligation or liability thereunder. Titan is herewith delivering to BTND the original Note instrument imprinted on each page thereof with the word “VOID.”

3. Consent; Resignations.

(a) The execution of this Agreement by Bryan Glass, as the holder of a majority of the outstanding shares of Common Stock of Pretoria after giving effect to the transaction consummated by this Agreement, on behalf of Pretoria and as the member of BTND entitled to act on behalf of that company as provided by Section 5.6.2 of BTND’s Limited Liability Company Operating Agreement shall constitute the written consent of Pretoria and BTND with respect to the transactions contemplated by this Agreement, including those effected by the Assignment of Interest.

(b) Upon and as of the Termination Effective Date, Gary Copperud hereby resigns as the sole director and officer of Pretoria, as evidenced by his resignation, a copy of which is attached hereto as Exhibit B (the “Resignation”).

4. Confidential Information. Each Party shall keep the Confidential Information strictly confidential, and shall not disclose any of the Confidential Information to any Person; provided that each Party may disclose the Confidential Information to its accountants and attorneys (each an “Agent” and collectively the “Agents”) who need to know such Confidential Information, and, provided further, that such Confidential Information may be disclosed where required by applicable law, any rules and regulations of an exchange or automated quotation system, if required by any Governmental Authority or pursuant to an order of a court. As a condition precedent to disclosing any Confidential Information to any Agent, the Party will inform such Agent of the confidential nature of the Confidential Information and such Agent will agree to be bound to the terms and provisions hereof, as if such Agent was a party hereto.

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5. Non-Disparagement. Each Party hereby agrees that it will not, and will use commercially reasonable efforts to cause each of its Affiliates not to, make any remarks or take any action which would demean, disparage or criticize (a) any other Party or any of the current or former Affiliates, members, officers, directors, employees, agents, suppliers or customers of such other Party, or (b) any product or service sold, marketed or distributed by any other Party.

6. Release. Each of the Parties, for itself and its legal representatives, members, managers, officers, directors, shareholders, employees, successors, assigns and each and every other Person having any right or claim through, under or by reason of its relationship with such Party (each, a “Releasor” and, collectively, the “Releasors”), does hereby irrevocably and unconditionally: (a) release, remise, acquit, and forever discharge: (i) each other Party and each of their respective managers, directors, officers, shareholders, members, employees, agents and representatives, and (ii) the respective estates, legal and personal representatives, executors, administrators, heirs, successors and assigns of the Persons referred to in the preceding clause (a)(i) (with the Persons referred to in the foregoing clauses (i) and (ii) being a “Releasee” and, collectively, the “Releasees” of and from any and all claims, demands, actions, causes of action, suits, costs, debts, damages, losses, compensation, contracts, agreements, controversies, penalties, setoff or similar rights and other liabilities and obligations of any kind or nature whatsoever, which such Releasor has or has ever had against or with respect to any of the Releasees, other than the rights set forth in this Agreement and the Assignment of Interest (collectively, the “Claims”), and (b) waive, release, settle and disclaim any rights or other interest it may have with respect to the Claims, from the beginning of time to and including the Termination Effective Date. Each Releasor hereby acknowledges and agrees that the foregoing release is intended to include in its effect, without limitation, all Claims of any kind or nature whatsoever which have arisen, known and unknown, contingent or otherwise, including without limitation those of which the Releasor knows or does not know, should have known, had reason to know or suspects to exist in such Releasor’s favor at the time of execution hereof, and that this Agreement will be effective as a bar to all Claims released by this Agreement including, without limitation, all obligations under the Terminated Agreements.

7. Covenant Not to Sue. Each Releasor does hereby covenant not to initiate, continue or maintain any Proceeding against any Releasee before any court, Governmental Authority or other forum by reason of any Claims released by this Agreement. If any court, Governmental Authority or other forum assumes jurisdiction over any Claim against any Releasee released by this Agreement, then such Releasor will promptly direct such court, Governmental Authority or forum to withdraw from or dismiss the matter with prejudice. If any Releasor violates this Agreement by initiating any Proceeding against any Releasee before any court, Governmental Authority or other forum by reason of any Claims released by this Agreement, then such Releasor will pay all Costs (including attorney’s fees and Costs) incurred by such Releasee in defending against such Proceeding.

8. Enforcement. If any Party breaches, or threatens to commit a breach of, any of the provisions of Section 4, 5, 6 or 7 of this Agreement, (a) each other Party shall have the right (in addition to any other rights and remedies available to such Party at law or in equity) to equitable relief (including injunctions) against such breach or threatened breach, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable harm to such other Party and that money damages would not be an adequate remedy, and (b) such breaching Party will not seek, and it hereby waives any requirement for, the securing or posting of a bond or proving actual damages in connection with any other Party seeking or obtaining such relief.

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9. Representations and Warranties.

(a) Pretoria hereby represents and warrants to BTND and each of the Members that:

(i) Organization. Pretoria is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

(ii) Authorization; Validity of Agreement. Pretoria has the requisite corporate power and authority to execute, deliver and perform this Agreement and the Assignment of Interest (collectively, the “Pretoria Documents”), and to assume and perform any obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Pretoria Documents have been duly authorized, executed and delivered by Pretoria and, assuming the due authorization, execution and delivery by the other Parties thereto, constitute legal, valid and binding obligations of Pretoria, enforceable against Pretoria in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles. No corporate proceedings on the part of Pretoria or any of its stockholders are necessary to authorize the Pretoria Documents or to consummate the transactions contemplated hereby or thereby, except such proceedings as have already been taken.

(iii) No Violations; Consents and Approvals. The execution, delivery and performance of the Pretoria Documents by Pretoria do not, and the consummation by Pretoria of the transactions contemplated hereby and thereby will not: (i) violate any provision of Pretoria’s Articles of Incorporation, Articles of Organization, bylaws, or other organizational documents, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract applicable to Pretoria or to which Pretoria is a party, after giving effect to any Pretoria Required Consents (as defined below), or (iii) violate any Legal Requirement applicable to Pretoria or any of its properties or assets. No consents, approvals, orders, authorizations, notifications, notices, estoppel certificates, releases, registrations, ratifications, declarations, filings, waivers, exemptions or variances with, to or of any Governmental Authority or Person is required in connection with the execution, delivery and performance of the Pretoria Documents by Pretoria or the consummation by Pretoria of the transactions contemplated hereby and thereby, except the consents set forth on Schedule 9(a)(iii) hereof (the “Pretoria Required Consents”).

(iv) BTND Membership Interests. The membership interest transferred by the Assignment of Interests (the “Transferred Interest”) constitutes all of the authorized and issued or outstanding membership interests of BTND. Pretoria owns, and the Assignment of Interest will assign and transfer to the Members, the Transferred Interest free and clear of all Encumbrances and competing claims created by Pretoria or any other Person.

(b) BTND hereby represents and warrants to Pretoria and each of the Members that:

(i) Organization. BTND is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado.

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(ii) Capitalization. The Transferred Interest is duly authorized, validly issued and fully paid. There are no (a) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating, now or in the future, BTND to issue, transfer or sell any membership interests, options, warrants, calls or other equity interest of any kind whatsoever in BTND or securities convertible into or exchangeable for such membership interests or other equity interests, (b) contractual obligations of BTND to repurchase, redeem or otherwise acquire any membership interests or other equity interest of BTND, (c) rights of first refusal, rights of first offer, preemptive or similar rights granted by BTND in respect of membership interest or any other equity interests of BTND, or (d) voting trusts, proxies or similar agreements to which BTND is a party with respect to the voting of the membership interests of BTND.

(iii) Authorization; Validity of Agreement. BTND has the requisite limited liability company power and authority to execute, deliver and perform this Agreement, the Assignment of Interest, Note and Security Agreement (collectively, the “BTND Documents”), and to assume and perform any obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The BTND Documents have been duly authorized, executed and delivered by BTND and, assuming the due authorization, execution and delivery by the other Parties thereto, constitute legal, valid and binding obligations of BTND, enforceable against BTND in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles. No limited liability company proceedings on the part of BTND or any of its members are necessary to authorize the BTND Documents or to consummate the transactions contemplated hereby or thereby, except such proceedings as have already been taken.

(iv) No Violations; Consents and Approvals. The execution, delivery and performance of the BTND Documents by BTND do not, and the consummation by BTND of the transactions contemplated hereby and thereby will not: (i) violate any provision of BTND’s Limited Liability Company Operating Agreement or other organizational documents, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract applicable to BTND or to which BTND is a party, after giving effect to any BTND Required Consents, or (iii) violate any Legal Requirement applicable to BTND or any of its properties or assets. No consents, approvals, orders, authorizations, notifications, notices, estoppel certificates, releases, registrations, ratifications, declarations, filings, waivers, exemptions or variances with, to or of any Governmental Authority or Person is required in connection with the execution, delivery and performance of the BTND Documents by BTND or the consummation by BTND of the transactions contemplated hereby and thereby, except the consents set forth on Schedule 9(b)(iii) hereof (the “BTND Required Consents”).

(c) Each Member hereby represents and warrants to Pretoria that:

(i) Authorization; Validity of Agreement. Such Member has the legal capacity to execute, deliver and perform this Agreement, the Assignment of Interest and the Stock Transfer Documents to which such Member is a party (collectively, as they relate to each Member, the “Member Documents”), and to assume and perform any obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Member Documents have been duly authorized, executed and delivered by such Member and, assuming the due authorization, execution and delivery by the other Parties thereto, constitute legal, valid and binding obligations of such Member, enforceable against such Member in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles.

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(ii) No Violations; Consents and Approvals. The execution, delivery and performance of the Member Documents by such Member do not, and the consummation by such Member of the transactions contemplated hereby and thereby will not, (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract applicable to such Member or to which such Member is a party, or (ii) violate any Legal Requirement applicable to such Member or any of such Member’s properties or assets. No consents, approvals, orders, authorizations, notifications, notices, estoppel certificates, releases, registrations, ratifications, declarations, filings, waivers, exemptions or variances with, to or of any Governmental Authority or Person is required in connection with the execution, delivery and performance of the Member Documents by such Member or the consummation by such Member of the transactions contemplated hereby and thereby.

(iii) Ownership of the Shares. Such Member owns, and by this Agreement, does hereby validly assign and transfer to Pretoria, the Shares issued to such Member free and clear of all Encumbrances and competing claims created by such Member or any other Person.

(iv) The representations and warranties contained herein shall survive the Termination Effective Date and the consummation of the transactions contemplated by this Agreement.

10. Further Assurances. The Parties hereto will at any time and from time to time, promptly execute, deliver and return to the other parties hereto all further agreements, instruments and other documents, and take all further actions, that the other Parties hereto may reasonably request in writing, in order to give effect to the purposes of this Agreement.

11. Miscellaneous.

(a) Construction; Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Nevada without regard to its conflicts of law decisions and provisions.

(b) Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof may be assigned by any Party without the prior written consent of each other Party. Nothing contained herein, express or implied, is intended to confer upon any Person other than the Parties hereto and their successors in interest and permitted assignees and any Releasee hereunder any rights or remedies under or by reason of this Agreement unless so expressly stated herein to the contrary.

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(c) Amendments and Waivers. No breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the Party who is entitled to assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or of the same or a similar right on another occasion. This Agreement and the Exhibits and Schedules hereto may be modified only by a written instrument duly executed by the Parties hereto.

(d) Attorneys’ Fees. In the event that any action or proceeding is commenced by any Party hereto for the purpose of enforcing any provision of this Agreement, the Parties to such action or proceeding may receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and attorneys’ fees as determined by the Person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, the Parties in such settlement shall be entitled to include as part of the damages alleged to have been incurred costs of attorneys or other professionals in investigation or counseling on such claim.

(e) Binding Nature of Agreement. This Agreement includes each of the Schedules and Exhibits that are referred to herein or attached hereto, all of which are incorporated by reference herein. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective executors, heirs, legal representatives, successors and permitted assigns.

(f) Expenses. The costs and expenses and the professional fees and disbursements incurred by each Party in connection herewith shall be borne such Party.

(g) Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all prior representations, agreements and understandings relating to the subject matter hereof.

(h) Severability. Any provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

(i) Counterparts; Signatures; Section Headings. This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. A facsimile signature shall bind the signatory in the same way that an original signature would bind the signatory. The headings of each section, subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.

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(j) Waiver of Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THE RELATED AGREEMENTS, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

(k) Submission to Jurisdiction. All actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively in the state courts for the State of Colorado. The aforementioned choice of venue is intended by the Parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the Parties with respect to or arising out of this Agreement. Each Party hereby waives: (i) any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section 11(k), and (ii) the right each may have to a trial by jury. Each Party stipulates that the state courts for the State of Colorado shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy or proceeding.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first written above.

PRETORIA RESOURCES TWO, INC.

By:	/s/ Bryan Glass
Name:	Bryan Glass
Title:	Majority Stockholder and Acting Chief Executive Officer

BTND, LLC

By:	/s/ Gary Copperud
Name:	Bryan Glass
Title:	As Representative for Pretoria Resources Two, Inc.

MEMBERS

Gary Copperud		Sally Copperud

/s/ Gary Copperud		/s/ Sally Copperud

Katelyn Copperud		Blake Copperud

/s/ Katelyn Copperud		/s/ Blake Copperud

Sam Vandeputte		Jeffrey Zinnecker

/s/ Sam Vandeputte		/s/ Jeffrey Zinnecker

Trost Family Limited Partnership

By:	/s/ David Trost
Name:	David Trost
Its:	Trustee

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EXHIBIT A

ASSIGNMENT OF INTEREST

This Assignment of Interest is made as of September 24, 2014 by Pretoria Resources Two, Inc., a Nevada corporation (“Assignor”), to Gary Copperud, Sally Copperud, Katelyn Copperud, Blake Copperud, Sam Vandeputte, Jeffrey Zinnecker and Trost Family Limited Partnership (each an “Assignee” and together, the “Assignees”), pursuant to the terms of the Termination Agreement among Assignor, Assignees, BTND, LLC, a Colorado limited liability company (“BTND”), BTND Merger Sub LLC, a Colorado limited liability company and wholly-owned subsidiary of Pretoria (“Merger Sub”), and Titan Asset Advisors, LLC, a Delaware limited liability company, solely as to the provisions of Section 7.09 of the Agreement (“Titan”), of even date herewith (the “Termination Agreement”), and conveys all of the right, title and interest of Assignor’s membership interest in BTND (the “Membership Interest”) to the Assignees.

WHEREAS, in consideration of the mutual covenants and agreements of the parties to the Termination Agreement and the consummation of the transactions contemplated thereby, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Parties hereto, Assignor has agreed to transfer and assign the Membership Interest to the Assignees pursuant to the Termination Agreement;

NOW, THEREFORE, the Parties hereby agree as follows:

1. Assignment of Transferred Membership Interest. Assignor hereby transfers, assigns, conveys and delivers all right, title and interest in and to the Membership Interest to the Assignees, with each Assignee receiving a percentage of the total Membership Interest as set forth on Schedule A. Assignor hereby withdraws as a member of BTND. Each of the Assignees hereby (a) accepts the percentage of the Membership Interest assigned to such Assignee hereby, (b) agrees to become a member of BTND and (c) assumes and agrees to be bound by the Limited Liability Company Operating Agreement of BTND dated as of ________, 20___ (the “LLC Agreement”) to the same extent as if such Assignee were an original party thereto. Except as expressly set forth in the Termination Agreement, Assignor makes no representations or warranties whatsoever concerning the Membership Interest.

2. Consent. In accordance with the LLC Agreement, Assignor and BTND each hereby consent and agree, notwithstanding anything in the LLC Agreement to the contrary, to: (a) the transfer of the Membership Interest from Assignor to the Assignees, (b) the withdrawal of Assignor as a member of BTND, and (c) the admission of the Assignees as members. Assignor, BTND and the Assignees hereby agree that Assignor shall have no further rights or obligations under the LLC Agreement or as a member of BTND from and after the date hereof. Without limiting the generality of the foregoing, Assignor hereby acknowledges that the written consent of Bryan Glass, the majority stockholder of Pretoria, as representative of Pretoria and BTND for purposes of this Agreement as contemplated by Section 5.6.2 of the LLC Agreement (“Representative”) with respect to the transactions contemplated by this Assignment of Interest is satisfied by the execution of the Termination Agreement by the Representative of Pretoria on behalf of Pretoria.

3. Amendment of LLC Agreement. Upon the execution and delivery of this Assignment of Interest by each of the parties hereto the LLC Agreement is deemed to be, and shall hereafter be, amended to reflect the withdrawal of Assignor as a member of BTND and the admission of each Assignee as a member of BTND, each owning the percentage membership interest in BTND set forth on Schedule A.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment of Interest as of the date set forth above.

PRETORIA RESOURCES TWO, INC.

By:
Name:	Bryan Glass
Title:	Majority Stockholder and Acting Chief Executive Officer

BTND, LLC

By:
Name:	Bryan Glass
Title:	As Representative for Pretoria Resources Two, Inc.

MEMBERS

Gary Copperud		Sally Copperud

Katelyn Copperud		Blake Copperud

Sam Vandeputte		Jeffrey Zinnecker

Trost Family Limited Partnership

By:
Name:	David Trost
Its:	Trustee

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SCHEDULE A

PERCENTAGE INTERESTS IN BTND, LLC

Name	Percentage of Membership Interests
Gary Copperud	23%
Sally Copperud	23%
Katelyn Copperud	5%
Blake Copperud	5%
Jeff Zinnecker	23%
Sam Vandeputte	10.5%
Trost Family Limited Partnership	10.5%
Total	100%

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